EXHIBIT 24

                                POWER OF ATTORNEY

I, Robert P. Collins, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ Robert P. Collins
---------------------
Robert P. Collins





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


                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

I, Barbara Perrier Dreyer, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ Barbara Perrier Dreyer
--------------------------
Barbara Perrier Dreyer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

I, A. M. Gleason, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ A. M. Gleason
-----------------
A. M. Gleason

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

I, Michael C. Henderson, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ Michael C. Henderson
------------------------
Michael C. Henderson

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

I, John W. Rosenblum, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ John W. Rosenblum
---------------------
John W. Rosenblum

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

I, Dianne C. Walker, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint William G. Mustain and Manfred Funke, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 1998, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.

Dated:  02/8/99

/s/ Dianne C. Walker
--------------------
Dianne C. Walker